UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

DORCHESTER MINERALS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 559-0300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, C.W. (“Bill”) Russell, a manager on the board of managers (the “Board”) of Dorchester Minerals Management GP LLC (“DMMGP”), the general partner of the general partner of Dorchester Minerals, L.P (the “Partnership”), passed away on October 30, 2025.

On February 11, 2026, the Partnership was notified by SAM Partners, Ltd. and Smith Allen Oil & Gas, LLP, members of DMMGP, that, pursuant to the terms of that certain Second Amended and Restated Limited Liability Company Agreement of DMMGP, dated October 15, 2024 (as it may be amended), the resulting vacancy on the Board has been filled by the appointment of A. Troy Sturrock, age 55, as an independent manager, effective February 11, 2026.

Mr. Sturrock brings to the Board over 25 years of accounting and financial reporting experience, with a focus on the midstream energy sector for the past 20 years. He currently serves as the Group Senior Vice President, Controller and Principal Accounting Officer of Energy Transfer LP,  a publicly-traded master limited partnership with assets in 44 states.

The Board consists of five managers appointed by members of DMMGP in accordance with the Second Amended and Restated Limited Liability Company Agreement of DMMGP, one manager appointed by Carrollton Minerals, LP (“CMP”), pursuant to that certain Letter Agreement dated September 30, 2024 by and among the members of DMMGP and CMP, and three independent managers. Mr. Sturrock will receive the same board compensation received by the other independent managers. Mr. Sturrock will serve on the advisory committee, which functions as the audit committee, of the Board. In connection with Mr. Sturrock’s appointment to the Board, he has entered into the Partnership’s standard indemnity agreement, a form of which is incorporated by reference as Exhibit 10.1 hereto (the “Indemnity Agreement”). A description of the Indemnity Agreement is set forth in Item 5 of Part II of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 4, 2004, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On February 17, 2026, the Partnership issued a press release announcing the appointment of Mr. Sturrock to the Board (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference:

In accordance with general instructions B.2 and B.6 of Form 8-K, the information disclosed in this Item 7.01 and Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

99.1	Press Release dated February 17, 2026, announcing the appointment of A. Troy Sturrock to the Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P. Registrant

by Dorchester Minerals Management LP its General Partner, by Dorchester Minerals Management GP LLC its General Partner

Date: February 17, 2026
	By:	/s/ Leslie A. Moriyama
Leslie A. Moriyama
Chief Financial Officer